Net Income (Loss) Per Share (Details) - Schedule of basic and diluted earnings (loss) per share attributable to common stockholders (Parenthetical) - USD ($) $ / shares in Units, $ in Thousands		12 Months Ended
		Dec. 31, 2021	Dec. 31, 2020
Debt Instrument, Convertible, Conversion Price		$ 10.00
Preferred Stock, Accretion Value	[1]	$ 0	$ 14,682
Series D Preferred Stock [Member]
Debt Instrument, Convertible, Conversion Price			$ 4.50
Preferred Stock, Accretion Value		$ 0

[1]	The effect of accretion of preferred stock is $0 in 2021 because of the effect of the reversal of previous accretion forgone by the preferred shareholders upon completion of the Business Combination provided no benefit to the holders of the canceled Legacy Clarus common stock.